EXHIBIT 23.5

                           CONSENT OF BUTLER & BINION

     The undersigned hereby consents to all references to our Firm included in or made part of the Registration Statement on Form S-1, and all amendments thereto, filed by Bellwether Exploration Company on February 14, 1997.

                                        Bulter & Binion, L.L.P.

February 14, 1997